UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: January 27, 2016

(Date of earliest event reported)

Advanced Disposal Services, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-191109	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road
Ponte Vedra, Florida 32801
(Address of principal executive offices and zip code)

(904) 737-7900
(Registrant’s telephone number, including area code)

ADS Waste Holdings, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2016, the Board of Directors (the “Board”) of Advanced Disposal Services, Inc. (formerly known as ADS Waste Holdings, Inc.) (the “Company”) elected Sergio Pedreiro as an independent director of the Company, effective January 29, 2016.    Mr. Pedreiro joins the Board as the designated director of BTGI Equity Investments LLC (“BTGI Equity”).  Mr. Pedreiro is expected to serve on the Compensation Committee of the Board.

Concurrently with the election of Mr. Pedreiro, Charles Appleby and Wilson Quintella Filho resigned from the Board.  Mr. Appleby and Mr. Quintella’s decision to resign did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The press release announcing these changes is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference into this Item 5.02.

Item 5.03                                           Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On January 18, 2016, the Board approved a change in the Company’s name from ADS Waste Holdings, Inc. to “Advanced Disposal Services, Inc.” The change in the Company’s name was effected by the filing of a Certificate of Amendment, pursuant to Section 242 of the Delaware General Corporation Law, on January 27, 2016.

Item 7.01                                         Regulation FD Disclosure.

On February 1, 2016, the Company issued a press release announcing a proposed initial public offering of its common stock by the Company and a selling stockholder. A copy of the press release is furnished as Exhibit 99.2 to this Current Report and is incorporated by reference into this Item 7.01.

In connection with the proposed offering, the Company provided certain preliminary estimates of results for the three months and fiscal year ended December 31, 2015, which are based on the most current information available to management (“Recent Developments Information”). The Recent Developments Information is furnished as Exhibit 99.3 to this Current Report and is incorporated by reference into this Item 7.01.

This Current Report shall not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information furnished with this Current Report (including Exhibits 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of ADS Waste Holdings, Inc.

99.1	Press Release of Advanced Disposal Services, Inc., dated January 29, 2016, Announcing Changes to the Board of Directors

99.2	Press Release of Advanced Disposal Services, Inc., dated February 1, 2016, Announcing Commencement of Initial Public Offering of Common Stock

99.3	Recent Developments Information

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Disposal Services, Inc.

	By:	/s/ Jeffrey C. Everett
	Name :	Jeffrey C. Everett
	Title:	Vice President, Associate General Counsel

Dated: February 1, 2016

Exhibit Index

Number and Description of Exhibit

3.1	Certificate of Amendment of Certificate of Incorporation of ADS Waste Holdings, Inc.

99.1	Press Release of Advanced Disposal Services, Inc., dated January 29, 2016, Announcing Changes to the Board of Directors

99.2	Press Release of Advanced Disposal Services, Inc., dated February 1, 2016, Announcing Commencement of Initial Public Offering of Common Stock

99.3	Recent Developments Information